Exhibit 10.6

(Originally filed as Exhibit 10.8 to Form 10, File No. 0-50706)

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

MCI WORLDCOM

CARRIER GLOBAL SERVICES AGREEMENT

ESCHELON TELECOM, INC.	MCI WORLDCOM COMMUNICATIONS, INC.
/s/ Satish C. Tiwari	/s/ Frank Grillo
Company Representative Signature	MCI WorldCom Communications Signature
VP Engineering and Network Implementation
Title - Please Print	Title
Satish C. Tiwari
Company Representative Name Please	Name
Print

8/8/00
Date	Date
703 2nd Avenue South, Suite 1200	201 Spear Street, 9th Floor
Company Address (for notice purposes)	Company Address (for notice purposes)
Minneapolis, Minnesota 55402	San Francisco, California 94105

Main Telephone Number	Billing ID

This Global Services Agreement, (the “GSA” or “Agreement”), is made by and between MCI WORLDCOM Communications, Inc., a Delaware corporation with offices at 500 Clinton Center Drive, Clinton, Mississippi 39056, (“MCI WorldCom Communications”) and Eschelon Telecom, Inc., a Delaware corporation with offices at 730 2nd Avenue South, Suite 1200, Minneapolis, Minnesota 55402 (“Customer”). MCI WorldCom Communications is acting on behalf of each MCI WorldCom Communications affiliate to the extent that services referred to in this GSA are provided by one or more such affiliates. This GSA incorporates by reference the attached schedules (referred to collectively herein as the “GSA Schedules”). MCI WorldCom Communications or the providing affiliate (“MCI WorldCom”) shall provide to Customer and Customer shall purchase from MCI WorldCom those service(s) and associated equipment (the “Services”) described in Schedule Three through Schedule Eight of this Agreement (the “Service Schedules”) at the rates, discounts, and other terms and conditions described in the Service Schedule for the applicable Service. By signing this cover sheet, MCI WorldCom Communications and Customer agree to be bound to all the terms and conditions of this Agreement.

The GSA Schedules attached to this Agreement are as follows (check appropriate boxes):

☒	Schedule One	Term, Global Volumes and Discounts
☒	Schedule Two	Master Terms and Conditions
☒	Schedule Three	United States Tariffed Services
☒	Schedule Four	United States Enhanced Services
☐	Schedule Five	United States Local Services
☐	Schedule Six	Non-US Services
☐	Schedule Seven	Equipment
☒	Schedule Eight	Other Services

MCI WORLDCOM CONFIDENTIAL

This Agreement shall be of no force and effect and the offer contained herein shall be withdrawn unless this Agreement is executed by Customer and delivered to MCI WorldCom on or before August 15, 2000.

SCHEDULE ONE

TERM, GLOBAL VOLUMES AND DISCOUNTS

1.             Term. The “Term” of this Agreement will begin upon the Commencement Date and continue for a period of twenty-seven (27) months following the expiration of the Ramp Period (as defined below). The rates, charges, credits and discounts for the Services contained herein will be effective the first day of the second full billing cycle following the execution and delivery of this Agreement by Customer to MCI WorldCom (the “Services Effective Date”). The “Ramp Period” shall commence on the Commencement Date and continue for a period of nine (9) months following the Services Effective Date. Customer will not be subject to any minimum usage requirements during the Ramp Period.

2.             Selected Definitions.

2.1 “Base Rates” shall mean (i) for Services based on standard Tariff rates, the Tariff rates as reduced by the discounts (if any) provided to Customer pursuant to this Agreement; (ii) for non-Tariffed Services, the MCI WorldCom standard rates as reduced by the discounts (if any) provided to Customer pursuant to this Agreement; (iii) for Services as to which a specific rate is set forth herein, such rate; or (iv) for Services for which no specific rates or discounts are set forth herein, the rates set forth in the Tariffs following application of all applicable Tariffed discounts, or MCI WorldCom’s standard rates, if no rate is set forth in the Tariff, following application of all applicable standard discounts.

2.2 “Commencement Date” shall mean the date on which Customer signs this Agreement.

2.3 “Monthly Period” shall mean the monthly billing period for Services under this Agreement.

2.4 “Services” shall mean any one or more of those telecommunications services provided to Customer pursuant to this Agreement or the Tariff.

2.5 “Total Usage Charges” shall mean Customer’s Usage Charges for all Services provided under this Agreement.

2.6 “Tariff’ shall mean the public tariffs on file with the Federal Communications Commission or state public utilities commissions or other domestic or foreign governmental bodies governing the rates and/or terms ands conditions of Services that are subject to tariff filings.

2.7 “Usage Charges” shall mean Customer’s recurring usage charges for one or more Services provided under this Agreement calculated at Base Rates. Usage Charges do not include the following: (i) taxes and tax related surcharges; (ii) charges for equipment and collocation, including charges for Services under Schedule Seven - Equipment; (iii) charges incurred where MCI WorldCom or an MCI WorldCom affiliate acts as agent for Customer in the acquisition of goods or services;

(iv) standard non-recurring charges; (v) calling card surcharges (except as otherwise expressly provided for herein); (vi) monthly recurring non-usage charges; (vii) other Tariffed charges; and (viii) other charges expressly excluded in the applicable Schedule to the Agreement.

3.             Minimum Volume Requirement. During each Monthly Period of the Term, Customer’s Total Usage Charges under this Agreement must equal or exceed *** (the “Monthly Minimum”).

4.             Underutilization. If, in any Monthly Period of the Term, Customer’s Total Usage Charges are less than the Monthly Minimum, then Customer will pay: (1) all accrued but unpaid Usage Charges and other charges incurred by Customer; and (2) an underutilization charge (which Customer hereby agrees is reasonable) equal to the difference between Customer’s Total Usage Charges during such Monthly Period and the Monthly Minimum.

5.             Rates and Discounts for the Services. Rates and discounts for specific Services are provided in the applicable Service Schedule. Except as expressly provided to the contrary, the rates set forth are in lieu of, and not in addition to, any discounts, promotions and/or credits (Tariffed or otherwise). For Services not specifically set forth, including but not limited to, all dedicated access and egress charges and all other charges related to said access and egress not specifically set forth, Customer will be charged MCI WorldCom’s standard rates. References in this Agreement to standard Tariffed rates and/or discounts refer to the corresponding standard rates and/or discounts set forth in the applicable Tariffs for such Service(s). Unless otherwise specified in this Agreement, the rates set forth in this Agreement do not include, and the discounts set forth in this Agreement do not apply to, the following: (i) access or egress (or related) charges imposed by third parties; (ii) standard non-recurring charges and monthly recurring non-usage charges; (iii) calling card surcharges (unless expressly provided for herein); (iv) taxes or tax-like surcharges; (v) other Tariffed charges; and (vi) other charges expressly excluded in the applicable GSA Schedule.

6.             Termination Liability. If (1) Customer terminates this Agreement during the Term for reasons other than to take service under another arrangement with MCI WorldCom having equal or greater term and volume requirements, or (2) MCI WorldCom terminates this Agreement in accordance with Section 7.2(f) of Schedule Two, Customer will pay: (a) all accrued but unpaid Usage Charges and other charges incurred through the date of such termination; including any Equipment charges under Schedule Seven; and (b) an amount (which Customer hereby agrees is reasonable) equal to *** of the aggregate of the Monthly Minimum(s) (and a pro rata portion thereof for any partial Monthly Period ) that would have been applicable for the remaining unexpired portion of the Term on the date of such termination, in full, without setoff or deduction plus (c) the aggregate termination charges, payable to any third party suppliers, if any, for which MCI WorldCom is or becomes contractually liable in connection with such termination.

7.             Quality Assurance. Notwithstanding the provisions of Section 6 (“Termination Liability”) above, Customer shall be permitted to terminate during the Term, without liability or further obligation, except for charges incurred up to the date of termination, a circuit that experiences “MCI WorldCom-caused” quality deficiencies that are demonstrated by Customer to affect adversely and materially Customer’s telecommunications applications (such a termination under this clause shall constitute a “Termination for Quality Assurance”). As used herein, “MCI WorldCom-caused” shall mean MCI WorldCom acts or omissions regarding the provision of a circuit to Customer. A Termination for Quality Assurance shall not be effective unless Customer has reported troubles on a circuit-specific, ANI basis to (and received a corresponding trouble ticket number from) MCI WorldCom’s Support Center and a period of not less than thirty (30) days after receipt of Customer’s written notice of termination has elapsed during which time MCI WorldCom fails to correct such MCI WorldCom-caused quality deficiencies for such circuit. Such thirty (30) day period shall commence upon MCI WorldCom’s receipt of Customer’s written notice and will not re-commence if the same MCI WorldCom-caused quality deficiencies occur again for such circuit during said thirty (30) day period.

8.             Business Downturn or Divestiture. In the event of a business downturn beyond Customer’s control or a divestiture of an affiliate of Customer that significantly reduces the volume of network services required by Customer with the result Customer will be unable to meet its revenue and/or volume commitments under this Agreement (notwithstanding Customer’s best efforts to avoid such a shortfall), MCI WorldCom and Customer will cooperate in efforts to develop a mutually agreeable alternative proposal that will satisfy the concerns of both parties and comply with all applicable legal and regulatory requirements. By way of example and not limitation, such alternative proposals may include changes in rates, nonrecurring charges, revenue and/or volume commitments, discounts, the multi-year services period and other provisions. Subject to all applicable legal and regulatory requirements, including the requirements of the Federal Communications Commission and the Communications Act of 1934 (as revised and amended), MCI WorldCom will prepare and file any tariff revisions necessary to implement such mutually agreeable alternative proposal. This provision shall not apply to change resulting from a decision by Customer to: (i) reduce its overall use of telecommunications; or (ii) transfer portions of its traffic or projected growth to carriers other than MCI WorldCom. Customer must give MCI WorldCom sixty (60) days’ prior written notice of the conditions it believes will require the application of this provision. This provision does not constitute a waiver of any charges, including shortfall charges, incurred by Customer prior to the time the parties mutually agree to amend or replace this Agreement.

9.             Competitive Evaluation. If, at any time beginning with the thirteenth (13th) Monthly Period following the Services Effective Date, Customer receives a bona fide offer from a telecommunications company to provide a package of telecommunications services that is substantially similar to the range of MCI WorldCom services offered under this Agreement, including, without limitation, revenue commitments, term, volume, product mix, functionality, features, credits offered, level of service and geographic breadth (a “Competitive Offer”), and such Competitive Offer would result in an overall cost savings to Customer of greater than *** (***%) over the then remaining term of this Agreement when compared to the effective rates charged by MCI WorldCom hereunder, then MCI WorldCom agrees to either match the Competitive Offer or to release Customer from this Agreement. Customer shall have the right to invoke this provision only once per year (starting with the thirteenth (13th) Monthly Period following the Services Effective Date) during the term of this Agreement. If MCI WorldCom does not elect to match the Competitive Offer within sixty (60) days after it is presented to MCI WorldCom by Customer in writing (with sufficient documentation of the Competitive Offer), (1) Customer shall be released from its obligations under this Agreement and this Agreement shall be deemed terminated as of the date which is ninety (90) days after (A) the conclusion of the sixty (60) day period specified above, or (B) the date on which MCI WorldCom notifies Customer that it will not match the Competitive Offer, whichever is earlier, and (2) Customer shall not be responsible for the early termination charges set forth in Section 7(b)-(c) of this Schedule 1, but Customer will be required, under Section 10.1 of this Schedule 1, to *** applicable to any circuits that were installed less than twelve (12) months prior to the date of such termination.

10.           *** Charges. Commencing with the Services Effective Date and continuing to the date of Termination of this Agreement, except as otherwise specified elsewhere in this Agreement, MCI WorldCom agrees to *** of Services under this Agreement excluding *** imposed by foreign PTTs and *** charges by third party providers contracted for by Customer (collectively “***”). MCI WorldCom and Customer will review on a periodic basis the *** to Customer during the Term. Notwithstanding the foregoing, the *** during the Term shall not exceed ***.

10.1         Liability for Termination of Newly Installed Services. In the event that Customer cancels a Service Order (as defined in Schedule 2, Section 7.5 below) at any time prior to twelve (12) months following the date of installation of the circuit covered by such Service Order, MCI WorldCom will charge Customer an amount equal to *** applicable to *** such circuit.

11.           Credits.

11.1         One-Time Credit. Provided that Customer executes and delivers this Agreement to MCI WorldCom no later than August 15, 2000, Customer will receive one-time credits in the aggregate of *** Dollars ($***), which will be applied against Customer’s Usage Charges in the second (2nd) Monthly Period of the Term following the Effective Date.

SCHEDULE TWO

MASTER TERMS AND CONDITIONS

1.             Services.   MCI WorldCom shall provide to Customer the Services described in the Service Schedules attached to the Agreement at the applicable rates, discounts, and other terms and conditions described in the applicable Service Schedule. Certain Services are provided by MCI WorldCom to Customer pursuant to a Tariff filed by MCI WorldCom in the local jurisdiction where such Service is provided (“Tariffed Services”). This Agreement incorporates by reference the terms of each such Tariff as they apply to such Tariffed Services. For Tariffed Services, in the event of conflict between the terms of the applicable Tariff and this Agreement, the order of precedence shall be: the applicable Service Schedule, this Schedule Two, and then the applicable Tariff. For Services not provided by MCI WorldCom pursuant to a Tariff, such Services shall be provided in accordance with the terms and conditions of this Agreement. To the extent that such terms and conditions are not provided in this Agreement, the terms and conditions set forth in the US Tariff (as defined in Schedule Three) shall be incorporated herein with respect to such Service if there is a US Tariffed Service that corresponds to the non-Tariffed Service to the extent permissible and not superseded by applicable local law and regulations. Customer is a resale common carrier subject to the Communications Act of 1934, as amended. The Agreement is entered into pursuant to Section 211 of the Communications Act of 1934, as amended. For non-Tariffed Services, in the event of conflict between this Agreement and the US Tariff, the order of precedence shall be: the applicable Service Schedule, this Schedule Two, and then the applicable US Tariff. Notwithstanding anything in this Agreement to the contrary, MCI WorldCom may adjust its rates or charges, or impose additional rates and charges, in order to recover amounts it may be required by governmental or quasi-governmental authorities to collect from or pay to others to support statutory or regulatory programs during the course of this Agreement.

1.1           Detariffing.   If, prior to the expiration of the Term of this Agreement, MCI WorldCom voluntarily or involuntarily, as a result of government or judicial action, cancels, in whole or in part, any Tariff on file, where the affected provisions prior to such cancellation applied to any service(s) MCI WorldCom provides under this Agreement, then effective on such cancellation and for the remainder of the Term, this Agreement shall consist of the following, in order of precedence from (a) through (c):

(a)           MCI WorldCom Tariff provisions that remain in effect (“Effective Tariffs”), as MCI WorldCom may amend from time to time in accordance with law; and

(b)           Specific provisions contained in this Agreement that expressly apply in lieu of, or that apply in addition to, provisions contained in Effective Tariffs and/or in MCI WorldCom’s standard Guide to Services and Pricing (“Price Guide”); and

(c)           Provisions contained in the Price Guide to the extent that (a) and (b) above are not applicable.  MCI WorldCom may amend the Price Guide from time to time and will maintain the Price Guide open for public inspection at one or more offices during normal business hours. Immediately prior to the cancellation of any Tariff provisions applicable to service(s) provided under this Agreement, MCI WorldCom shall incorporate such provisions into the Price Guide and if MCI WorldCom fails to incorporate any such provisions, such provisions shall be deemed incorporated into this Agreement as if MCI WorldCom had so incorporated such provisions in the Price Guide. In all events, the applicable rates and rate schedules shall continue to be subject to any discounts, waivers, credits, or restrictions on rate changes that may be contained in this Agreement for Tariffed Services. Where rate and/or discount adjustments would have been made by reference to any canceled Tariff rate, rate schedule, discount and/or discount schedule, these adjustments shall instead be made by reference to the Price Guide. To the extent that any adjustment to Tariffed rates, rate schedules, discounts and/or discount schedules is permitted under this Agreement, such adjustment may be made by MCI WorldCom to its Price Guide.

1.2           Effect of Tariffing. If, at any time during the Term, MCI WorldCom tariffs any of the non-Tariffed Services provided to Customer under this Agreement (each a “Newly Tariffed Service”), Customer agrees that the Tariff shall govern with respect to the Newly Tariffed Service and to incorporate such Newly Tariffed Service into the appropriate Service Schedule. Such Service Schedule shall contain the same rates, charges, discounts, term commitment, and volume commitment for the Newly Tariffed Service as set forth herein.

2.             Payment of MCI WorldCom Invoices. Unless otherwise specified in a GSA Schedule attached hereto, all amounts due for Services shall be billed in U.S. Dollars. Customer is required to pay MCI WorldCom for Services, including any applicable underutilization charges and/or early termination charges, within thirty (30) days after the date of MCI WorldCom’s invoice. Amounts not paid within thirty (30) days after the date of the invoice will be considered past due and a failure to perform a material obligation under this Agreement, and MCI WorldCom may terminate this Agreement or the applicable GSA immediately upon written notice of any sum past due or pursuant to the terms of any applicable Tariff. Independent of such payment obligations, Customer shall make a separate claim in writing, with adequate support, for any credit for service interruption to which Customer believes itself entitled hereunder, and MCI WorldCom and Customer will promptly address such claim. If Customer does not give MCI WorldCom written notice of a dispute with respect to any charges within six (6) months of the date an invoice was rendered, such invoice shall be deemed to be correct and binding. Failure of MCI WorldCom to invoice Customer in a timely manner for any amounts due hereunder shall not be deemed a waiver by MCI WorldCom of its rights to payment therefor. Where an element of a Service is considered to be rendered directly from a third party carrier to Customer and where said carrier does not have a one- stop billing arrangement with MCI WorldCom that allows MCI WorldCom to bill Customer on behalf of such third party, Customer agrees to pay for said element directly to such third party carrier.

2.1           MCI WorldCom Billing. MCI WorldCom will use its best commercially reasonable efforts to correctly invoice Customer for tariffed interstate and/or international service within one hundred twenty (120) days of the end of the monthly billing period in which such services are rendered. This Section shall not apply to pass-through charges of MCI WorldCom suppliers or subcontractors (i.e. PTT’s, LECs, etc.).

(a)           Failure to Invoice. In the event that MCI WorldCom is unable to invoice Customer within such time frame, MCI WorldCom will, to the extent possible, advise Customer in writing. With such notice, MCI WorldCom can include an estimate of charges, along with a request for partial payment, pending an invoice `true-up’ to occur upon delivery of the complete invoice. Failure of MCI WorldCom to invoice Customer in a timely manner for any amounts due hereunder shall not be deemed a waiver by MCI WorldCom of its right to payment.

(b)           Invoice Overcharges and Undercharges. If MCI WorldCom learns that it has incorrectly invoiced Customer in excess of the amount that should have been charged, MCI WorldCom will credit Customer’s account for such overcharge. If MCI WorldCom learns that it has incorrectly invoiced Customer less than the amount that should have been charged, MCI WorldCom will invoice Customer for the difference between the correct charges and the charges actually invoiced. Charges for service components that are not included in invoices covering the basic or main services with which they are associated will be treated as an undercharge in accordance with this paragraph 2.1(b) and not a failure to invoice as covered by the paragraph 2.1(a) immediately above.  MCI WorldCom will not credit Customer for an overcharge nor seek payment from Customer for an undercharge if MCI WorldCom does not learn about such overcharge or undercharge within two (2) years of rendering the incorrect invoice.

3.             Taxes and Access Charges.

3.1           Domestic and International Taxes

(a) All charges are exclusive of federal, state, local, and foreign sales, use, excise, utility, gross receipts, value added taxes (VAT), other similar tax-like charges and tax-related surcharges as provided in MCI WorldCom’s F.C.C. and state tariffs, and other similar tax-like charges levied by any duly constituted authority, which Customer agrees to pay.

(b) In the event that Customer provides MCI WorldCom with a duly authorized exemption certificate, MCI WorldCom agrees to exempt Customer from such taxes if and as provided by applicable law, effective on the date the exemption certificate is received by MCI WorldCom.

(c) Taxes based on MCI WorldCom’s net income shall be the sole responsibility of MCI WorldCom; provided that, if Customer is required by the laws of any foreign tax jurisdiction to withhold income or profits taxes from any payment, Customer shall, within 90 days of the date of such withholding, provide to MCI WorldCom official tax certificates documenting remittance of such taxes to the relevant tax authorities. Such tax certificates shall be in a form sufficient under the U.S. Internal Revenue Code to document the qualification of such income or profits tax for the foreign tax credit allowable against MCI WorldCom’s U.S. corporation income tax, and shall be accompanied by an English translation. Upon receipt of such certificates, MCI WorldCom will issue Customer a billing credit for the amounts represented thereby.

3.2           Pass-Through Charges. Unless otherwise provided for in the applicable product description contained in a GSA Schedule, MCI WorldCom will pass through to Customer, and Customer shall be solely responsible for, any charges (including, without limitation, installation charges), fees, taxes and terms and conditions of service imposed by domestic and international access/egress service suppliers in relation to the provision of Services, including, but not limited to, rate fluctuations in tariffs, communications charges and access charges that are imposed or enacted by access suppliers after the Services Effective Date. Customer shall be responsible for any gains or losses associated with fluctuations in the exchange rate and/or timing of payment where access charges are billed in non-U.S. currency and are to be paid by Customers in U.S. Dollars.

4.             Customer Obligations.   In addition to the other obligations of Customer contained in this Agreement, including, but not limited to, any specific Customer obligations contained in a GSA Schedule, Customer shall be responsible for the following obligations.

4.1           Customer-Obtained Facilities. Customer is responsible for obtaining, installing, and maintaining all equipment, software, wiring, power sources, telephone connections and/or communications services necessary for inter-connection with MCI WorldCom’s network or otherwise for use in conjunction with the applicable Services (“Facilities”). Customer is responsible for ensuring that such Facilities are compatible with MCI WorldCom’s requirements and that they continue to be compatible with subsequent revision levels of MCI WorldCom-provided equipment, software and services. MCI WorldCom is not responsible for the availability, capacity and/or condition of any Facilities not provided by MCI WorldCom. The Customer shall obtain and hereby grants to MCI WorldCom all licenses, waivers, consents, or registrations necessary to deliver, install, and keep installed at the Customer site the MCI WorldCom equipment.

4.2           Security. Customer shall, at its own expense, take all reasonable physical and information systems security measures necessary to protect all equipment, software, data and systems located on Customer’s premises or otherwise in Customer’s control and used in connection with the Services, whether owned by Customer, MCI WorldCom, or MCI WorldCom’s subcontractors. Customer acknowledges and agrees that MCI WorldCom is not liable, either in contract or in tort, for any loss resulting from any unauthorized access to or alteration of, theft, destruction, corruption, or use of, Facilities used in connection with the Services.

4.3           Customer Sites. Customer agrees to provide MCI WorldCom and its subcontractors and their respective employees and agents access to Customer’s sites where any Services are provided (including access to associated equipment) as necessary for MCI WorldCom and its subcontractors to perform the Services.

5.             Software and Documentation. Software and related documentation provided by MCI WorldCom to Customer in connection with the Services and not otherwise subject to either a separate written agreement executed between MCI WorldCom and Customer or to an accompanying shrink wrap license (collectively the “Software”) is subject to the following:

(a) In consideration for payment of any applicable fees, Customer is granted a personal, non-exclusive, non-transferable license to use the Software, in object code form only, solely in connection with the Services for Customer’s internal business purposes on Customer-owned or Customer-leased equipment (the “License”). Customer shall not use the Software (i) in connection with the products and/or services of any third party, or (ii) to provide services for the benefit of any third party, including without limitation as a service bureau.

(b) Customer may make one copy of the Software, other than the documentation, for archival or back-up purposes only, provided that any copyright and other proprietary rights notices are reproduced on such copy. Customer shall not make any copies of documentation provided as part of the Software.

(c) Customer shall not: (i) attempt to reverse engineer, decompile, disassemble or otherwise translate or modify the Software in any manner; or (ii) sell, assign, license, sublicense or otherwise transfer, transmit or convey Software, or any copies or modifications thereof, or any interest therein, to any third party.

(d) All rights in the Software, including without limitation any patents, copyrights and any other intellectual property rights therein, shall remain the exclusive property of MCI WorldCom and/or its licensors. Customer agrees that the Software is the proprietary and confidential information of MCI WorldCom and/or its licensors subject to the provisions of Section 6 (“Confidential Information”) below.

(e) Except to the extent otherwise expressly agreed by the parties in writing, MCI WorldCom has no obligation to provide maintenance or other support of any kind for the Software, including without limitation any error corrections, updates, enhancements or other modifications.

(f) The License shall immediately terminate upon the earlier of: (i) termination or expiration of this Agreement; (ii) termination of the Service(s) with which the Software is intended for use; or (iii) failure of Customer to comply with any provisions of this Section. Upon termination of any License, at MCI WorldCom’s option, Customer shall promptly either (i) destroy all copies of the Software in its possession, or (ii) return all such copies to MCI WorldCom, and in either event provide a written officer’s certification confirming the same.

6.           Confidential Information.

(a) Customer shall protect all information received from MCI WorldCom or otherwise discovered by Customer during the course of MCI WorldCom’s performance of the Services hereunder, including without limitation all information relating to MCI WorldCom’s technology, research and development, business affairs, pricing, the terms of this Agreement, or such information of MCI WorldCom that may be reasonably understood from legends, the nature of such information itself and/or the circumstances of such information’s disclosure, to be confidential and/or proprietary to MCI WorldCom or to third parties to which MCI WorldCom owes a duty of non-disclosure (collectively the “Confidential Information”) from disclosure to others, using the same degree of care used to protect Customer’s own proprietary information of like importance, but in any case using no less than a reasonable degree of care, and shall further use such

Confidential Information only for the purpose of this Agreement. Confidential Information may be disclosed in written or other tangible form (including on magnetic media) or by oral, visual or other means. Except as otherwise provided in Section 7 (“Software and Documentation”), Customer may make such copies of Confidential Information in tangible form as are reasonably required in connection with Customer’s use as permitted under this paragraph.

(b) The foregoing restrictions on use and disclosure of Confidential Information do not apply to information that: (i) is publicly known at the time of MCI WorldCom’s communication thereof to the Customer; (ii) is, or becomes publicly known, through no fault of Customer subsequent to the time of MCI WorldCom’s communication thereof to the Customer; (iii) is received by Customer free of any obligation of confidence prior to the time such information is received by Customer; provided however, that the Customer immediately informs MCI WorldCom in writing to establish the Customer’s prior possession; (iv) is developed independently by Customer independently of, and without reference to, the Confidential Information or other information of MCI WorldCom; (v) is rightfully obtained by the Customer from third parties authorized to make such disclosure without restriction; or (vi) is identified in writing by MCI WorldCom as no longer proprietary or confidential.

(c) In the event Customer is required by law, regulation or court order to disclose any Confidential Information, Customer will promptly notify MCI WorldCom in writing prior to making any such disclosure in order to facilitate MCI WorldCom seeking a protective order or other appropriate remedy from the appropriate body. Customer agrees to cooperate with MCI WorldCom in seeking such order or other remedy. Customer further agrees that if MCI WorldCom is not successful in precluding the requesting legal body from requiring the disclosure of the Confidential Information, it will furnish only that portion of the Confidential Information which is legally required and will exercise all reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the Confidential Information.

(d) At MCI WorldCom’s option, Customer shall promptly either destroy all Confidential Information in tangible form in its possession, or return all such copies to MCI WorldCom, and in either event provide a written officer’s certification confirming the same, promptly upon the earlier of: (i) MCI WorldCom’s written request; or (ii) the expiration or earlier termination of this Agreement.

(e) The Customer acknowledges that Confidential Information is unique and valuable to MCI WorldCom, and that disclosure in breach of this Agreement will result in irreparable injury to MCI WorldCom for which monetary damages alone would not be an adequate remedy. Therefore, Customer agrees that in the event of a breach or threatened breach of confidentiality, MCI WorldCom shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach or anticipated breach without the necessity of posting a bond. Any such relief shall be in addition to and not in lieu of any appropriate relief in the way of monetary damages.

7.             Termination.

7.1           Discontinuation of Business. Either party may terminate this Agreement immediately upon written notice to the other party if such other party dissolves, discontinues or terminates its business operations to which this Agreement pertains or such other party makes any assignment for the benefit of creditors.

7.2           Termination by MCI WorldCom. MCI WorldCom may terminate this Agreement (or the applicable portion thereof) immediately upon notice to Customer if (a) MCI WorldCom is unable to obtain or maintain any U.S. or foreign governmental license, waiver, consent, registration or approval needed to provide any facility or Service hereunder; (b) the continued provision of a facility or Service would contravene any local, state, national, foreign or international regulation, law, or tariff or violate any policy of any MCI WorldCom correspondent or interconnected earner; (c) interruption or termination of a Service is necessary to prevent or protect against fraud or otherwise protect MCI WorldCom’s personnel, agents, facilities, or services; (d) MCI WorldCom is unable to continue to provide a third-party subcontractor’s, vendor’s or interconnected carrier’s facility, component of equipment, or service for any reason, provided, however, that where such third party has ceased to provide any facility, equipment, or service, MCI WorldCom will exercise commercially reasonable efforts to continue to provide to Customer a comparable facility, equipment, or service by or through another vendor under comparable terms and conditions; (e) MCI WorldCom discovers that Customer provided false information to MCI WorldCom regarding Customer’s identity, credit-worthiness, or its planned use of the Service(s); (f) Customer fails to perform a material obligation under this Agreement, other than non-payment of Service, which failure is not remedied within thirty (30) days of Customer’s receipt of written notice thereof; or (g) Customer fails to pay an invoice for Services under this Agreement within thirty (30) days after the date of MCI WorldCom’s invoice.

7.3           Termination of a Service Schedule. Either party may terminate a Service Schedule if permitted to do so by the specific provisions of the applicable Service Schedule.

7.4           Customer’s Termination Liability. If (a) Customer terminates this Agreement during the Term, for reasons other than (i) for Cause (as hereinafter defined) or (ii) to take service under another arrangement with MCI WorldCom having equal or greater term and volume requirements; or (b) MCI WorldCom terminates this Agreement for Cause, then Customer will pay termination charges in accordance with Schedule One. If Customer terminates a Service Schedule other than in accordance with that Schedule; or (b) MCI WorldCom terminates a Service Schedule in accordance with that Schedule, then Customer will pay termination charges in accordance with the applicable Schedule. As used herein, “Cause” shall mean a failure of the other party to perform a material obligation under this Agreement which failure is not remedied by the defaulting party within thirty (30) days after receipt of written notice thereof.

7.5           Service Orders. Customer shall request the delivery of dedicated local access services by executing a service order in form and substance satisfactory to MCI WorldCom (the “Service Order”). The Service Order sets forth the place of delivery, circuit contracted term, pricing and other details. All Service Orders are subject to the terms and conditions of this Agreement. A separate Service Order must be completed for each circuit ordered. Customer will be responsible for payment of the rates and charges for the contracted term, as set forth in each Service Order. Each Service Order shall survive the termination or expiration of this Agreement; provided, however, that MCI WorldCom may terminate one or more Service Orders if MCI WorldCom terminates this Agreement pursuant to Section 7 hereof. If Customer terminates a Service Order prior to the end of the service term set forth in the Service Order for reasons other than for Cause or if MCI WorldCom terminates a Service Order for Cause, then Customer will pay within thirty (30) days after such termination, a “Service Order Termination Charge” as follows: (i) if such termination occurs less than one (1) year into the term of the Service Order, the monthly recurring charges for the remainder of such year plus twenty percent (20%) of the monthly recurring charges for the remainder of term; or (ii) if such termination occurs one (I) year or more into the term of the Service Order, twenty percent (20%) of the monthly recurring charges for the remainder of the term; provided, however, that if Customer is meeting its Monthly Minimum, Customer may terminate any Service Orders for U.S. domestic Services only without incurring the Service Order Termination Charge. Notwithstanding a termination of a Service Order, the Agreement and other Service Orders will remain in full force and effect unless expressly terminated as permitted by this Agreement.

8.             Indemnification.

8.1           Subject to the provisions of Section 9.2, Customer and MCI WorldCom agree to defend at their expense, indemnify, and hold harmless each other from and against any third party claims, suits, damages and expenses asserted against or incurred by such party (“Indemnitee”) arising out of or relating to bodily injury to or death of any person or loss of or damage to real or tangible personal property or the environment to the extent that such claim, suit, damage, or expense was proximately caused by any negligent act or omission on the part of the party from whom indemnity is sought, its agents or employees (“Indemnifying Party”). Notwithstanding any other provision of this Agreement, the Indemnifying Party shall pay all damages, settlements, expenses and costs, including costs of investigation, court costs and reasonable attorneys’ fees and costs (including allocable costs of in-house counsel) incurred by the Indemnitee as set forth in this Section 8.1, including, without limitation, reasonable attorneys’ fees and costs (including allocable costs of in-house counsel) incurred in enforcing this Agreement.

8.2           In addition to Section 8.1, Customer agrees to defend, at its own expense, and indemnify and hold harmless MCI WorldCom and its subcontractors (collectively the “MCI WorldCom Indemnitees”), from and against any third party claims, suits, damages and expenses asserted against or incurred by any of the MCI WorldCom Indemnitees arising out of or relating to: (a) Customer’s use of any Services or related products, data and documentation provided to Customer hereunder;     and (b) Customer’s connection of any MCI WorldCom product or service to any third party service or network, including without limitation, damages resulting from unauthorized use of, or access to, MCI WorldCom’s network. Notwithstanding any other provision of this Agreement, Customer shall pay all damages, settlements, expenses and costs, including costs of investigation, court costs and reasonable attorneys’ fees and costs (including allocable costs of in-house counsel) incurred by MCI WorldCom Indemnitees as set forth in this Section, including, without limitation, reasonable attorneys’ fees and costs (including allocable costs of in-house counsel) incurred in enforcing this Agreement.

9.             Disclaimer of Certain Damages/Limitation of MCI WorldCom’s Liability.

9.1           Disclaimer of Warranties. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT AND THE GSA SCHEDULES, MCI WORLDCOM MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MCI WORLDCOM SERVICES, RELATED PRODUCTS, SOFTWARE OR DOCUMENTATION. MCI WORLDCOM SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR TITLE OR NONINFRINGEMENT OF THIRD PARTY RIGHTS.

9.2           Disclaimer of Certain Damages. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF USE OR LOST BUSINESS, REVENUE, PROFITS, OR GOODWILL, ARISING IN CONNECTION WITH THIS AGREEMENT, THE SERVICES, RELATED PRODUCTS, SOFTWARE, DOCUMENTATION AND/OR THE INTENDED USE THEREOF, UNDER ANY THEORY OF TORT, CONTRACT, INDEMNITY, WARRANTY, STRICT LIABILITY OR NEGLIGENCE, EVEN IF THE PARTY HAS BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

9.3           Limitation of MCI WorldCom’s Liability. WITHOUT LIMITATION OF THE PROVISIONS OF SECTION 9.2 ABOVE, THE TOTAL LIABILITY OF MCI WORLDCOM TO CUSTOMER IN CONNECTION WITH THIS AGREEMENT SHALL BE LIMITED TO THE LESSER OF (A) DIRECT DAMAGES PROVEN BY CUSTOMER OR (B) THE AMOUNT PAID BY CUSTOMER TO MCI WORLDCOM UNDER THIS AGREEMENT FOR THE ONE (1) MONTH PERIOD PRIOR TO ACCRUAL OF THE MOST RECENT CAUSE OF ACTION. THE FOREGOING LIMITATION APPLIES TO ALL CAUSES OF ACTIONS AND CLAIMS, INCLUDING, WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION AND OTHER TORTS. FURTHER, MCI WORLDCOM’S LIABILITY WITH RESPECT TO INDIVIDUAL MCI WORLDCOM SERVICES MAY ALSO BE LIMITED PURSUANT TO THE TERMS AND CONDITIONS OF THE APPLICABLE GSA SCHEDULE. CUSTOMER ACKNOWLEDGES AND ACCEPTS THE REASONABLENESS OF THE FOREGOING DISCLAIMERS AND LIMITATIONS OF LIABILITY. NO CAUSE OF ACTION UNDER ANY THEORY WHICH ACCRUED MORE THAN ONE (1) YEAR PRIOR TO THE INSTITUTION OF A LEGAL PROCEEDING ALLEGING SUCH CAUSE OF ACTION MAY BE ASSERTED BY EITHER PARTY AGAINST THE OTHER. HOWEVER, NOTHING IN THIS SECTION 9.3 SHALL LIMIT MCI WORLDCOM’S LIABILITY: (A) IN TORT FOR ITS WILLFUL OR INTENTIONAL MISCONDUCT, OR (B) FOR BODILY INJURY OR DEATH PROXIMATELY CAUSED BY MCI WORLDCOM’S NEGLIGENCE, OR (C) LOSS OR

DAMAGE TO REAL PROPERTY OR TANGIBLE PERSONAL PROPERTY PROXIMATELY CAUSED BY MCI WORLDCOM’S NEGLIGENCE.

10.           Compliance with Laws. All Services are provided subject to applicable local laws and regulation, including the applicable Tariffs and price lists of MCI WorldCom, in the countries in which Service is provided. Customer is responsible for complying with all laws and regulations including, without limitation, (i) local license or permit requirements, (ii) export, import and customs laws and regulations (such as the export and re-export controls under the U.S. Export Administration Regulations and/or similar regulations of the U.S. or any other country) which may apply to certain equipment, software and technical data provided hereunder, and (iii) foreign corrupt practices acts. Notwithstanding the foregoing, MCI WorldCom does not represent that any necessary import, export or customs licenses or approvals will be granted with respect to Services provided hereunder.

11.           Resale of MCI WorldCom Services.

11.1         In reselling Services under this Agreement, Customer agrees to sell and bill its own services under Customer’s own name, identity or mark, and Customer further agrees not to reference MCI WorldCom name or marks in any context involving Customer’s furnishing of services to the public. In addition to other applicable remedies, MCI WorldCom shall be entitled to seek injunctive relief with respect to any violation of this Paragraph 11. Any opportunity to cure a breach of this Paragraph shall be subject to MCI WorldCom’s reasonable satisfaction as to the curability of the original injury caused by such breach and the effectiveness of any attempted cure. MCI WorldCom’s right to enforce this Paragraph as a material provision of this Agreement shall not in any manner require a showing of financial, legal or other loss or injury to MCI WorldCom of any kind

11.2         Customer agrees that it will obtain and maintain any and all approvals to resell the Services hereunder from the FCC, including requirements imposed by Section 214 of the Communications Act of 1934, as amended, and state regulatory bodies. In the event Customer fails to obtain or maintain the appropriate approvals, MCI WorldCom shall not be liable for any suspension of service or other delay or failure to provide the Services.

11.3         Customer shall have sole responsibility for interacting with its customers in all matters pertaining to service, including the placing and handling of service orders, service installation, operation and termination, dispute handling and resolution, and billing and collection matters. MCI WorldCom shall incur no obligation, nor shall it be deemed to have any obligation, to interact with Customer’s customers and end users (“End Users”) for any reason or purpose. Customer shall cooperate with MCI WorldCom as necessary to address and resolve service-related issues and problems and shall impose upon its customers an obligation to cooperate with Customer in addressing and resolving service-related issues and problems.

11.4         Customer understands and accepts that, as part of MCI WorldCom’s normal business policy and practices and its obligations under law, MCI WorldCom will engage in extensive marketing efforts in an attempt to sell its services to the public and that such efforts will result in active competition with Customer for the business of users who are Customer’s End Users or prospects, provided MCI WorldCom will not use Confidential Information to actively compete with Customer. Accordingly, Customer further understands and accepts that such competition by MCI WorldCom is in all respects fair and proper and that Customer shall not complain, nor be heard to complain, of business lost to MCI WorldCom. Under no circumstance shall any inference be derived that MCI WorldCom’s entry into this Agreement with Customer means that MCI WorldCom will restrict its efforts to compete against Customer in any way.

11.5         Customer understands and accepts that no fiduciary relationship arises by virtue of this Agreement and that, accordingly, MCI WorldCom incurs none of the obligations that arise in such relationship as an incident of its fulfilling its obligations under this Agreement. Further, Customer understands and accepts that MCI WorldCom neither insures the profits for Customer nor guarantees the success of Customer’s business as a result of Customer’s receipt of Services under this Agreement.

12.           Miscellaneous.

12.1         Assignment. Neither party may assign this Agreement or any of its rights hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided however that either party may assign this Agreement or any of its rights hereunder to an affiliate without the written consent of the other party. Subject to the foregoing, in the event of any assignment of this Agreement or any rights hereunder by either party, the assigning party shall remain liable for the performance of its obligations hereunder. Any attempted transfer or assignment of this Agreement by either party not in accordance with the terms of this Section 12.1 shall be null and void.

12.2         Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without regard to its choice of law principles, except to the extent the Communications Act of 1934, as amended, applies.

12.3         English Language. In the event of a conflict between this Agreement and any subsequent translations, this English language version shall prevail.

12.4         Arbitration. Not withstanding Tariffed rules for the arbitration of Customer payment disputes, any and all disputes arising out of or related to this Agreement, including, but not limited to, tort claims, shall be submitted to J.A.M.S./ENDISPUTE for final and binding arbitration pursuant to the J.A.M.S./ENDISPUTE Arbitration Rules and Procedures in effect on the date of commencement of arbitration, and as modified by this Section. The arbitration shall be conducted in accordance with the United States Arbitration Act, 9 U.S.C. 1 et seq. (“USAA”), notwithstanding any choice of law provision in this Agreement. Each party shall bear the fees and costs it incurs in preparing and presenting its own case. The parties agree that Minneapolis, Minnesota shall be the location for the arbitration hearing. Any controversy over whether an issue is arbitrable shall be determined by the arbitrator. The arbitrator shall have no authority to award punitive or exemplary damages. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA.

12.5         Enforceability. If any paragraph or clause of this Agreement shall be held to be invalid or unenforceable by any body or entity of competent jurisdiction, then the remainder of the Agreement shall remain in full force and effect and the parties shall promptly negotiate a replacement provision or agree that no replacement is necessary.

12.6         No Waiver. Neither party’s failure, at any time, to enforce any right or remedy available to it under this Agreement shall be construed to be a waiver of such party’s right to enforce each and every provision of this Agreement in the future.

12.7         Notice. Any notice required to be given under this Agreement shall be in writing, in English, and transmitted via facsimile, overnight courier, hand delivery or certified or registered mail, postage prepaid and return receipt requested, to the parties at the addresses on the signature page of this Agreement or such other addresses as may be specified by written notice. Notice sent in accordance with this Section shall be deemed effective when received. A Party may from time to time designate another address or addresses by notice to the other party in compliance with this Section.

12.8         Force Majeure. Any delay in or failure of performance by either party under this Agreement (other than a failure to comply with payment obligations) shall not be considered a breach of this Agreement if and to the extent caused by events beyond the reasonable control of the party affected, including but not limited to acts of God, embargoes, governmental restrictions, strikes (other than those only affecting Customer), riots, wars or other military action, civil disorders, rebellion, fires, floods, vandalism, or sabotage. Market conditions and/or fluctuations (including a downturn of Customer’s business) shall not be deemed force majeure events. The party whose performance is affected by such events shall promptly notify the other party, giving details of the force majeure circumstances, and the obligations of the party giving such notice shall be suspended to the extent caused by the force majeure and so long as the force majeure continues, and the time for performance of the affected obligation hereunder shall be extended by the time of the delay caused by the force majeure event

12.9         Use of Facilities and Equipment. MCI WorldCom’s obligation under this Agreement is to furnish services consisting of facilities and equipment that is exclusively of MCI WorldCom’s choosing. Unless otherwise provided for in this Agreement, MCI WorldCom may substitute facilities or equipment used to furnish the Services or substitute comparable service for any Service furnished under this Agreement, at any time.

12.10       Use of Service Marks, Trademarks and Name.

(a) Customer shall not: (i) use any service mark or trademark of MCI WorldCom or any third party of which MCI WorldCom is a licensee; or (ii) refer to MCI WorldCom in connection with any product, equipment, offering, advertising, promotion, press release or publication of Customer or a third party on behalf of or with the authorization of Customer, without MCI WorldCom’s prior written approval.

(b) Customer agrees that: (i) any permitted use of MCI WorldCom’s service marks or trademarks is for the exclusive benefit of MCI WorldCom; (ii) all good will resulting from use of such service marks or trademarks vests solely in MCI WorldCom; and (iii) Customer will neither have nor make any claim in or to such service marks or trademarks.

12.11       Survival. The provisions of this Agreement which by their nature are intended to survive this agreement shall survive the termination or expiration of this Agreement.

12.12       Entire Agreement. This Agreement, including the Tariffs and GSA Schedules, constitutes the entire agreement between the parties with respect to its subject matter, and as to all other representations, understandings or agreements which are not fully expressed herein. No amendment to this Agreement shall be valid unless in writing and signed by both parties; provided however, that MCI WorldCom may modify its Tariffs from time to time in accordance with law and thereby affect the services furnished to Customer. Section titles or references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties evidenced hereby.

12.13       Signature Authorization. The parties have duly executed and agreed to be bound by this Agreement as evidenced by the signatures of their authorized representatives. Each party represents and warrants to the other that the signatory identified beneath its name has full authority to execute this Agreement on its behalf.

SCHEDULE THREE

UNITED STATES TARIFFED SERVICES

1.             Service Provisioning and Receipt. MCI WorldCom will provide to Customer international, interstate, intrastate telecommunications service(s) pursuant to the applicable tariffs and price lists of MCI WorldCom and its U.S.-based affiliates (individually, a “US Tariff” and collectively, the “US Tariffs”), each as supplemented by this Schedule Three to the extent permitted by law. This Schedule Three incorporates by reference the terms of each such US Tariff. Notwithstanding anything in this Agreement to the contrary, MCI WorldCom may modify its Tariffs from time to time in accordance with law and thereby affect the services furnished to Customer.

2.             Services. Attachment 3-1, attached hereto and incorporated by reference, contains additional rates, discounts and certain other provisions applicable to the Services provided to Customer pursuant to this Schedule Three and the US Tariffs (the “US Tariffed Services”).

3.             Definitions. Capitalized terms not otherwise defined in this Agreement shall have the definition given to them in MCI WORLDCOM Network Services, Inc. FCC Tariff No. 1 (or successor tariff(s) thereto) and other filed and effective tariffs of MCI WorldCom affiliates.

ATTACHMENT 3-1

1.             Rates and Discounts for the Services. Customer will pay the below rates and receive the below discounts, if any, for the Services specified below. References in this Attachment 3-1 to standard Tariffed rates and/or discounts refer to the corresponding standard MCI WorldCom On-Net Service rates and/or discounts set forth in the applicable US Tariffs for such service(s), as MCI may amend from time to time. All references to “intrastate” and “interstate” contained herein shall refer to domestic US Tariffed Services only.

1.1          Metro Private Line Service. MCI WorldCom will provide Metro Private Line Access Service pursuant to the MFS Telecom FCC Tariff No. 2 and all other applicable US Tariffs. Type 1 discounts set forth herein apply when both terminating locations of the circuit are “On-Net” (i.e., MCI WorldCom owns the entire local loop), as verified by reference to MCI WorldCom location records. Type 2 rates set forth herein apply when one terminating location in On-Net and one terminating location is local exchange carrier-owned and leased by MCI WorldCom for Customer’s use. Collocation installation fees are not waived under this Agreement (except to the extent the Installation Waivers herein apply). Except as specifically set forth herein, Metro Private Line Services will be provided at standard tariffed rates.

A.            Type 1 DS-1: ***

B.            Type 1 DS-3: ***

C.            Type 2 DS-1:  ***

D.            Type 2 DS-3:  ***

1.2          Dedicated Access Service (Option 1). For Dedicated Access Service, Type 1 discounts set forth herein apply when both terminating locations of the circuit are “On-Net” (i.e., MCI WorldCom owns the entire local loop), as verified by reference to MCI WorldCom location records. Type 2 rates set forth herein apply when one terminating location in On-Net and one terminating location is local exchange carrier-owned and leased by MCI WorldCom for Customer’s use. Collocation installation fees are not waived under this Agreement. Except as specifically set forth herein, Dedicated Access Services will be provided at standard tariffed rates.

A.            Type 1 DS-1: ***

B.            Type 1 DS-3: ***

C.            Type 2 DS-1: ***

D.            Type 2 DS-3: ***

1.3          Domestic Private Line Service (Option 1). MCI WorldCom will provide Domestic Private Line (Option 1) Service pursuant to the WNS FCC Tariff No. 4 and all other applicable US Tariffs. Except as specifically set forth herein, private line service will be provided at standard tariffed rates. In lieu of Tariffed rates and discounts, for long haul mileage associated with MCI WorldCom Private Line Service, Customer will pay the following fixed rates for non-restorable Private Line (Option 1) Service between Tier A cities only, based on Service type.

A.            On-Net (“Tier A”) DS-3:  ***

B.            On-Net (“Tier A”) DS-1:  ***

SCHEDULE FOUR

UNITED STATES ENHANCED SERVICES

1.             Enhanced Service(s). The term “Enhanced Service(s)” means only those non-tariffed services provided by MCI WorldCom to Customer pursuant to this Schedule Four. Attachment 4-1, attached hereto and incorporated by reference, contains additional rates, discounts and certain other provisions applicable to the Enhanced Services provided to Customer pursuant to this Schedule Four. To the extent that the terms and conditions of Attachment 4-1 are inconsistent with the terms and conditions of this Schedule Four, Attachment 4-1 governs with respect to the corresponding Enhanced Service.

ATTACHMENT 4-1

UNITED STATES ENHANCED SERVICES

I.              MCI WORLDCOM DOMESTIC ATM SERVICE (OPTION 1)

A.            MCI WorldCom Enhanced Service: MCI WorldCom Asynchronous Transfer Mode (“ATM”) Service (Option 1).

B.            Product Provision: ATM is not offered pursuant to the Tariff, but shall be provided on the terms and conditions of this Agreement and the Tariff as such Tariff is applied to Frame Relay Service to the extent permissible and not superseded by applicable laws and regulations, including those of other countries where service originates or terminates. In the event of a conflict between the terms and conditions of the Tariff and this Agreement, the provisions of this Agreement shall take precedence with regard to ATM. MCI WorldCom may modify the Tariff from time to time and thereby affect the Service furnished to Customer. Except as otherwise provided herein, the rates and discounts in MCI WorldCom’s standard price lists and this Addendum are subject to change at the discretion of MCI WorldCom.

C.            Product Description: ATM allows Customer to transmit voice, video and data communications over a single virtual network via a variety of Customer network interface speeds and service categories without protocol conversion. ATM Service may include the following: (i) equipment necessary to support the ATM Service including equipment located on Customer’s premises and equipment located on MCI WorldCom’s premises, (ii) local access facilities, (iii) a Network Node (as described below) for each location requiring connectivity to the MCI WorldCom network, and (iv) maintenance of the equipment and services provided by MCI WorldCom. A “Network Node” includes a port connection, i.e., access to the MCI WorldCom network, and the permanent virtual circuits assigned to said port.

D.            Rates and Discounts:

1.             Rates. Per monthly billing period, Customer will be charged MCI WorldCom’s then-current standard published rates for MCI WorldCom Domestic ATM Service (Option 1) (the “ATM Rates”), including the following charges:

(a)           Non-Recurring Installation Charges (except to the extent the Installation Waivers herein apply);

(b)           Monthly Recurring Charges, which shall include recurring charges related to equipment, local access, Network Nodes and maintenance, and shall be calculated on a calendar-month billing period and billed monthly in arrears by MCI WorldCom; and

(c)           Ancillary Charges, which may include expedite and cancellation charges as well as pre and post engineering. Charges and credits due to changes in the Service (and additions or deletions of) Network Nodes during a month for which Customer has already been billed by MCI WorldCom, shall appear on a subsequent bill.

2.             Discounts.  ***

E.             Service Level Guarantee. Attached hereto as Attachment 4-2 is a Service Level Guarantee (“SLG”) applicable to MCI WorldCom domestic ATM Service under this Agreement.

ATTACHMENT 4-2

MCI WorldCom Domestic ATM Service Level Agreement:

1.0           Definitions

1.1           MCI WorldCom Domestic ATM Service Level Agreement (“SLA”)

The MCI WorldCom Domestic ATM SLA is a commitment on the part of MCI WorldCom to attempt to meet specific network and service performance levels associated with MCI WorldCom ATM Service (Option 1) within the 48 contiguous United States.

1.2           Type 1 Access

As used herein, Type 1 Access refers to MCI WorldCom ATM Service where local access lines on each end are MCI WorldCom-owned.

1.3           Type 2 Access

As used herein, Type 2 Access refers to MCI WorldCom ATM Service where local access lines on one end are not MCI WorldCom-owned but local access lines on the other end are MCI WorldCom-owned.

1.4           Type 3 Access

As used herein, Type 3 Access refers to MCI WorldCom ATM Service where local access lines on both ends are not MCI WorldCom-owned.

2.0           Network Availability

2.1 Description

The network availability measurement is equal to the total number of minutes in a billing month during which core network PVC routes are available to exchange data between the two network infrastructure node end points, divided by the total number of minutes in a calendar month (“Network Availability Time”). A lapse in network availability is calculated commencing with the date and time on which Customer informs MCI WorldCom of service non-availability and ending on the date and time of service restoration.

For purposes of measuring End to End Customer Network Availability, the PVC route includes the MCI WorldCom ATM network infrastructure connectivity from infrastructure port to infrastructure port, including local access lines but excluding Customer Premises Equipment (“CPE”). CPE refers to the telecommunications hardware located at the Customer site and supplied by MCI WorldCom (e.g. CSU/DSU, router, or multiplexer) or supplied by the Customer.

2.2 Network Availability Objective

MCI WorldCom will attempt to achieve an End-to-End Customer Network Availability Time for Type 1 Access of 100%, and an End to End Customer Network Availability of 99.8% for Type 2 and 3 Access, for networks designed with all of the following: Fully meshed network topology or a star network topology in which each remote site has PVCs connected to at least two network hubs engineered to separate infrastructure nodes, and 5 or more Customer sites in the network.

2.3 Exclusions

Network Availability Time measurements exclude MCI WorldCom ATM network unavailability resulting in whole or in part from one or more of the following causes:

•              MCI WorldCom services provided outside the contiguous U.S.

•              Any act or omission on the part of Customer, Customer’s third party contractors or vendors, or any other entity over which Customer exercises control or has the right to exercise control

•              Customer’s applications, equipment or facilities

•              MCI WorldCom or Customer’s scheduled maintenance

•              Events or occurrences that result in “No Trouble Found” Trouble Tickets

•              Labor strikes

•              Natural disasters

•              Force majeure events beyond the reasonable control of MCI WorldCom including but not limited to acts of God, government regulation, and natural emergency

•              Trouble tickets associated with new installations

•              Interruptions associated with any act or omission on the part of Customer or a third party, including but not limited to any local access provider, or an interruption where Customer elects not to release the service for testing and repair and continues to use it on an impaired basis

•              Interruptions during any period where MCI WorldCom or its agents are not allowed access to Customer’s premise where the access lines are terminated

•              Master Trouble Tickets opened by MCI WorldCom or a qualified third party on behalf of MCI WorldCom, such as those in the case of a fiber cut

2.4 Calculation

Customer Network Availability Time is calculated after Customer opens a trouble ticket and will be calculated based upon availability during the monthly billing period in which Customer reports the trouble ticket.

Monthly
Network (%)	=	1-	Total minutes of affected PVC downtime per month
Total # affected PVCs x # days in month x 24hrs x 60min

2.5 Components of Calculation

Total minutes in the billing month, total minutes available, total minutes unavailable, total minutes unavailable due to exclusions, categorized by occurrence.

2.6 Credits

MCI WorldCom will issue credits as set forth below following the opening of a trouble ticket by Customer and subsequent testing by MCI WorldCom and determination by MCI WorldCom that the Network Availability Time objective was not met during the given month.

(a)           In the event MCI WorldCom is unable to satisfy the Network Availability Time objective in any one month during the Term, Customer will receive a credit equal to *** multiplied by the rates, after application of any discounts, for the port and PVC charges for the affected node(s) and/or PVC(s) for which MCI WorldCom failed to meet the Network Availability Time objective in that month (“Affected Service Element”).

(b)           In the event MCI WorldCom is unable to satisfy the Network Availability Time objective *** Customer will receive a credit equal to *** for the port and PVC charges for the Affected Service Element ***.

(c)           In the event MCI WorldCom is unable to satisfy the Network Availability Time objective *** Customer will receive a credit equal to *** for the port and PVC charges for the Affected Service Element ***.

(d)           In the event MCI WorldCom is unable to satisfy the Network Availability Time objective *** Customer will receive a credit equal to *** for the port and PVC charges for the Affected Service Element *** or Customer may discontinue receipt of service on the Affected Service Element without liability, except for charges incurred prior to discontinuance, upon *** written notice to MCI WorldCom. If Customer discontinues receipt of service on an Affected Service Element hereunder and does not take substitute service from MCI WorldCom, the Annual Minimum for purposes of assessing underutilization charges shall be reduced by ***.

3.0           Mean Time To Repair (MTTR)

3.1 Description

Mean-Time-To-Repair (“MTTR”) is the period of time commencing on the date the Customer informs MCI WorldCom of service non-availability (i.e., opens a trouble ticket) and ending on the date of service restoration (closing of a trouble ticket).

3.2 MTTR Objective

The End to End Customer Network MTTR objective, which measures performance within MCI WorldCom’s network infrastructure and MCI WorldCom-provided local access lines but excludes performance issues related to CPE, is 2 hours for Type 1 Access, and 4 hours for Type 2 and 3 Access.

3.3 Exclusions

The MTTR objective only applies to those service issues for which Customer informs MCI WorldCom of a lapse in service (i.e., opens a trouble ticket) and for which Customer subsequently allows necessary access to Customer premises and facilities for testing. Furthermore, MTTR measurements will exclude the following (“MTTR Exclusions”):

•              MCI WorldCom services provided outside the contiguous U.S.

•              Any act or omission on the part of Customer, Customer’s third party contractors or vendors, or any other entity over which Customer exercises control or has the right to exercise control

•              Customer’s applications, equipment or facilities

•              MCI WorldCom or Customer’s scheduled maintenance

•              Events or occurrences that result in “No Trouble Found” Trouble Tickets

•              Labor strikes

•              Natural disasters

•              Force majeure events beyond the reasonable control of MCI WorldCom including but not limited to acts of God, government regulation, and natural emergency

•              Trouble tickets associated with new installations

•              Interruptions associated with any act or omission on the part of Customer or a third party, including but not limited to any local access provider, or an interruption where Customer elects not to release the service for testing and repair and continues to use it on an impaired basis

•              Interruptions during any period where MCI WorldCom or its agents are not allowed access to Customer’s premise where the access lines are terminated

•              Master Trouble Tickets opened by MCI WorldCom or a qualified third party on behalf of MCI WorldCom, such as those in the case of a fiber cut

3.4 Calculation

Monthly Avg.	=	Sum of minutes between opening and closing of qualified MTTR trouble tickets during the billing month adjusted for exclusions
Total number of lapses during the billing month

3.5 Components for Calculations

Total number of trouble tickets, total time elapsed between opening of trouble tickets and applicable service restoration, total time elapsed between opening of trouble tickets and service restoration for any and all MTTR Exclusions.

3.6 Credits

In any month in which MCI WorldCom did not meet its committed MTTR, Customer will receive credits as follows:

(a)           In the event MCI WorldCom is unable to satisfy the MTTR objective *** during the Term, Customer will receive a credit equal to *** for the port and PVC charges for the affected node(s) and/or PVC(s) for which MCI WorldCom failed to meet the MTTR objective *** (“Affected Service Element”).

(b)           In the event MCI WorldCom is unable to satisfy the MTTR objective *** Customer will receive a credit equal to *** for the port and PVC charges for the Affected Service Element ***.

(c)           In the event MCI WorldCom is unable to satisfy the MTTR objective *** Customer will receive a credit equal to *** for the port and PVC charges for the Affected Service Element ***.

(d)           In the event MCI WorldCom is unable to satisfy the MTTR objective *** Customer will receive a credit equal to *** for the port and PVC charges for the Affected Service Element *** or Customer may discontinue receipt of service on the Affected Service Element without liability, except for charges incurred prior to discontinuance *** written notice to MCI WorldCom. If Customer discontinues receipt of service on an Affected Service Element hereunder and does not take substitute service from MCI WorldCom, the Annual Minimum for purposes of assessing underutilization charges shall be reduced by ***.

4.0           Credit Limitations and Conditions

4.1           In the event the Customer experiences network or service performance for MCI WorldCom ATM Service at levels below stated MCI WorldCom objectives for Network Availability Time and MTTR, during the same month, Customer shall only be entitled to receive credits, if any, pursuant to one (1) of the applicable credit sections.

4.2           MCI WorldCom will not issue credits pursuant to this SLA ***.

4.3           In order to receive a credit under this SLA, Customer must do the following: (a) report the network outage (open a trouble ticket) within 72 hours of the occurrence and (b) make a request in writing for a credit from MCI WorldCom within five (5) days of opening the trouble ticket. Customer must document the following information when requesting the credit: the trouble ticket number, the time the ticket was opened and closed, and the IDs for each of the ports and PVCs that experienced the network outage.

SCHEDULE EIGHT

OTHER SERVICES

INTERNET SERVICES

Customer is entitled to receive MCI WorldCom Internet services in accordance with the terms and conditions, and at the rates and discounts, set forth in the attached schedules 8A, 8B, and 8C. Amounts charged and actually paid by Customer for monthly recurring charges under the attached schedules for MCI WorldCom Internet services will count towards Customer’s Annual Minimum under this Agreement. The amount to be applied will be that charged and actually paid by Customer, net of any discounts or applicable credits, and excluding any amounts paid for taxes, tax-like surcharges or fees or for customer premises equipment or related fees.

T1 INTERNET ACCESS SERVICE AGREEMENT

Customer Information
Company Name Eschelon Telecom, Inc.
Billing Address-Line 1 730 2nd Ave South, Suite 1200		Phone	Fax
Billing Address-Line 2	City Minneapolis	State Minnesota	Zip + 4 55402
T1 Services

Flexible T1 Service (1)			Double/Diverse T1 Services (2)			Shadow T1 Service (4)		Discounted Equipment (5)
Sustained Use	Monthly	Start-Up(3)	Item	Monthly	Start-Up	Monthly	Start-Up	Item	Price
(Kbps)
☐ 0-128	***	***	☐ Double T	***	***	***	***	☐ Cisco 2610 Router with Internal CS/DSU	***

☐ 128-256	***	***	☐ Diverse T	***	***			☐ Additional Cisco Internal T1 CSU/DSU	***

☐ 256-384	***	***						☐ Open ROUTE GTX 1000 router with Internal T1 CSU/DSU	***

☐ 384-512	***	***						☐ OpenROUTE Internal T1 CSU/DSU	***

☐ Over 512	***	***						☐ OpenROUTE Internal ISDN card	***

☐ Price-Protected T1 (2)	***	***						☐ Cisco 3840 Router with Internal T1 CSU/DSU	***

								☐ Cisco Internal ISDN card	***

Term and Payment

Term ***	Term Discount ***	P.O. Number-If P.O required, return it with Agreement.

Notes

The service prices above do not include telco installation charges, domain-name-registration charges, monthly line charges, or equipment costs.

•              Networks assigned frorn a MCI WorldCom net block are non-portable. Networks space allocated by MCI WorldCom must be returned to MCI WorldCom if Customer discontinues service. MCI WorldCom may suspend service or terminate this Agreement, effective upon notice, for a violation of these requirements.

•              Monthly charge, includes MCI WorldCom domain-name service for one domain per Customer and any sub-domains; additional domains for Internal Customer use are *** each. Domain-name registration requires a separate Charge that will be billed directly to Customer by Networks Solutions. MCI WorldCom will not under and circumstances, send payment to Network Solutions on behalf of Customer. All domain-name applications that use MCI WorldCom name servers must be authorized by MCI WorldCom, or the application may be denied or delayed. Customer may not use in applications for its customers’ domains MCI WorldCom name servers.

•              Flexible Monthly billing is based on the level of sustained use during the month. To determine this level, traffic samples are taken every five minutes; the level under which 95% of these samples fall is the level of sustained use.

•              To ensure proper installation. MCI WorldCom will order all telco lines: a *** surcharge applies for Customer-ordered lines. Installation may be scheduled Monday through Friday, excluding holidays, between the hours of 8 AM and 7 PM ET; Customers requiring installation outside of these hours must pay a surcharge of ***. Customer’s installation period extends for 30 days after MCI WorldCom has passed packets with Customer’s router. MCI WorldCom’s Installation engineers are not responsible for providing consulting on or configuring security equipment (MCI WorldCom offers security products and consulting services. Ask a Sales Representative for details.).

•              Term Discount applicable only to Monthly Charge. At the conclusion of the Term, this Agreement shall continue in effect on a month-to-month basis at MCI WorldCom’s then-current list price for the service.

(1)  T1 customers always have available to them the full T1 bandwidth over an unshared, non-fractional 1.6 Mbps digital leased line.

(2)  Minimum 1-Year Term required; Term discounts do not apply.

(3)  Applies to the first year of service. After the first year, MCI WorldCom will sample Customer’s use statistics, using the same traffic-sample method described above. If Customer’s sustained use qualifies for a tiered Monthly Charge that is:

(a)   lower than the Price-Protected Monthly Charge. Customer may elect to continue service at the lower tiered monthly Charge or sign up for another year at the Price-Protected Monthly Charge, or

(b)   higher than the Price-Protected Monthly Charge, MCI WorldCom will begin charging the appropriate tiered Monthly Charge.

(4)  Shadow T1 Service requires that Customer does not exceed a 16 Kbps sustained-use level. To determine this level traffic samples are taken every five minutes; the level under which 95% of these samples from the previous month falls is the level of sustained use. Should the 16 Kbps limit be exceeded, MCI WorldCom will bill Customer automatically at the standard MCI WorldCom rate for the corresponding sustained-use level.

Schedule 8A

MCI WORLDCOM Communications, Inc.

Customer will be billed at this rate until: (1) The sustained-use level decreases below 16 Kbps and (2) Customer provides a written request to MCI WorldCom to return to Shadow T1 Service.

(5) Available only with service. MCI WorldCom is acting only as a reseller with respect to the hardware and software offered under this Agreement (“Equipment”), which Equipment was manufactured by a third party (“Manufacturer”). MCI WorldCom will provided first-level support for Equipment, but will not repair or replace Equipment. Customer’s use of Equipment is subject to the terms and conditions of the Manufacturer’s end-user agreement Should Customer purchase Equipment front MCI WorldCom, MCI WorldCom will ship to Customer the current MCI WorldCom-tested version.

Terms and Conditions

This Service Agreement (“Agreement”) for the services provided hereunder is made by and between Customer (“Customer”) and MCI WORLDCOM Communications, Inc., together with its respective affiliates, including UUNET Technologies, Inc. (collectively “MCI WorldCom”).

1.     MCI WorldCom exercises no control over, and accepts no responsibility for, the content of the information passing through MCI WorldCom’s host computers, network hubs, and points of presence (the “MCI WorldCom Network”). EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7 BELOW, MCI WorldCom (a) MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, FOR THE SERVICES AND EQUIPMENT IT IS PROVIDING and (b) DISCLAIMS ANY WARRANTY OF TITLE, MERCHANTABILITY, NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE. Use of any information obtained via the MCI WorldCom Network is at Customer’s own risk. MCI WorldCom specifically denies any responsibility for the accuracy or quality of information obtained through its services. MCI WorldCom shall not be liable for any delay or failure in performance due to Force Majeure, which shall include acts of God; earthquake; labor disputes; changes in law, regulation, or government policy; riots; war; fire; epidemics; acts or omissions of vendors or suppliers; equipment failures; transportation difficulties; or other occurrences that are beyond MCI WorldCom’s reasonable control.

2.     All use of the MCI WorldCom Network and the service must comply with the then-current version of the MCI WorldCom Acceptable Use Policy (“Policy”), which is part of this Agreement and is available at the following URL www.uu.net/usepolicy.html. MCI WorldCom reserves the right to amend the Policy from time to time, effective upon either posting of the revised Policy at the URL or providing other notice to Customer. MCI WorldCom reserves the right to suspend the service or terminate this Agreement, effective upon notice, for a violation of the Policy. Customer agrees to indemnify MCI WorldCom and hold it harmless from any losses, damages, costs, or expenses resulting from any third-party claim or allegation (“Claim”) arising out of or relating to use of the service, including any Claim that, if true, would constitute a violation of the Policy.

3.     NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES THAT RESULT FROM CUSTOMERS OR CUSTOMER’S USERS’ USE OF THE MCI WorldCom NETWORK AND THE SERVICE, INCLUDING, WITHOUT LIMITATION, ANY SUCH DAMAGES FOR LOSS OF DATA RESULTING FROM DELAYS. NON-DELIVERIES, MISDELIVERIES, OR SERVICE INTERRUPTIONS. Notwithstanding anything to the contrary stated in this Agreement, Customer’s sole remedies for any claims relating to this service or the MCI WorldCom Network are set forth in Section 7 below.

4.     Payment is due 30 days after date of invoice. Accounts are in default if payment is not received within 30 days after date of invoice. Payment made by a check that is later returned to MCI WorldCom for insufficient funds shall place Customer Immediately in default and subject Customer to a MCI WorldCom returned-check charge of $25. Accounts unpaid 60 days after date of invoice may have service interrupted or terminated. Such interruption or termination does not relieve Customer of the obligation to pay the Monthly Charge. Only a written request to terminate Customer’s service relieves Customer of the obligation to pay the Monthly Charge. Accounts in default are subject to an interest charge on the outstanding balance of the lesser of 1.5% per month or the maximum rate permitted by law. Customer agrees to pay MCI WorldCom its reasonable expenses, including attorney and collection-agency Charges, incurred in enforcing its rights under these Terms and Conditions. Prices are exclusive of any taxes that may be levied or assessed upon the equipment or services provided hereunder. Any such taxes shall be paid by Customer. If Customer is exempt from otherwise applicable taxes, Customer must submit its tax identification number and exemption certificate at the same time it submits this Agreement

5.     Billing for MCI WorldCom service will commence when a MCI WorldCom hub and a functioning telephone circuit are prepared to route IP packets to Customer’s site. The Startup Charge is invoiced upon acceptance of this Agreement by MCI WorldCom. Charges for Equipment shall be invoiced upon shipment. Service is invoiced monthly in advance, and may be canceled only by 60 days’ advance written notice. In the event of early cancellation of a Term, Customer will be required to pay 75% of MCI WorldCom’s standard Monthly Charge for earth month remaining in the Term. MCI WorldCom reserves the right to change the rates by notifying Customer 60 days in advance of the effective date.

6.     The Service Level Agreement (“SLA”) for this service to set forth at www.wcom.com/sla and applies only to customers agreeing to a Term of at least one year. The SLA is also only applicable to Shadow T1 service if the service becomes Standard T1 service. MCI WorldCom reserves the right to amend the SLA from time to time, effective upon either posting of the revised SLA to this URL or providing other notice to Customer. In the event of any amendment resulting in a material reduction of the SLA’s service levels or credits, Customer may terminate this Agreement without penalty by providing MCI WorldCom written notice of termination during the 30 days following notice of such amendment. The SLA sets forth Customer’s sole remedies for any claim relating to this service or the MCI WorldCom Network, including any failure to meet any guarantee set forth in the SLA. MCI WorldCom’s records and data shall be the basis for all SLA calculations and determinations. Notwithstanding anything to the contrary, the maximum amount of credit in any calendar month under the SLA shall not exceed the Monthly Charge and/or Startup Charge that, absent the credit, would have been charged for MCI WorldCom service that month (collectively the “MCI WorldCom Charges”), provided that the maximum amount of credit for failure to meet the Availability Guarantee shall not exceed the sum of (a) the MCI WorldCom Charges plus (b) the telephone company line charge that, absent the credit, would have been charged for said month.

7.     Neither party may use the other party’s name, trademark, trade names, or other proprietary identifying symbols without the prior written approval of the other party. Neither party may assign or transfer any of its rights or obligations under this agreement without the prior express, written consent of the other party, provided that either party may assign or transfer this Agreement to any affiliate of such party upon advance written notice to the other party. No failure or delay on the part of either party to exercise any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.

8.     If Customer is reselling services under this Agreement, Customer agrees to sell and bill its own services under Customer’s own name, identity or mark, and Customer further agrees not to reference MCI WorldCom name or marks in any context involving Customer’s furnishing of services to the public. In addition to other applicable remedies, MCI WorldCom shall be entitled to seek injunctive relief with respect to any violation of this Paragraph 8. Any opportunity to cure a breach of this Paragraph shall be subject to MCI WorldCom’s reasonable satisfaction as to the curability of the original injury caused by such breach and the effectiveness of any attempted cure. MCI WorldCom’s right to enforce this Paragraph as a material provision of this Agreement shall not in any manner require a showing of financial, legal or other loss or injury to MCI WorldCom of any kind.

9.     Customer understands and accepts that, as part of MCI WorldCom’s normal business policy and practices and its obligations under law, MCI WorldCom will engage in extensive marketing effort in an attempt to sell its services to the public and that such efforts will result in active competition with Customer for the business of users who are Customer’s End Users or prospects, provided MCI WorldCom will not use Confidential Information to actively compete with Customer. Accordingly, Customer further understands and accepts that such competition by MCI WorldCom is in all respects fair and proper and that Customer shall not complain, nor be heard to complain, of business lost to MCI WorldCom. Under no circumstance shall any inference be derived that MCI WorldCom’s entry into this Agreement with Customer means that MCI WorldCom will restrict its efforts to compete against Customer in any way,

10.   Customer understands and accepts that no fiduciary relationship arises by virtue of this Agreement and that, accordingly, MCI WorldCom incurs none of the obligations that arise in such relationship as an incident of its fulfilling its obligations under this Agreement. Further, Customer understands and accepts that MCI WorldCom neither insures the profits for Customer nor guarantees the success of Customer’s business as a result of Customer’s receipt of Services under this Agreement.

11.   These Terms and Conditions supersede all previous representations, understandings, or agreements and shall prevail notwithstanding any variance with terms and conditions of any order submitted. Acceptance of this Agreement by MCI WorldCom may be subject, in MCI WorldCom’s absolute discretion, to satisfactory completion of a credit check. Activation of service shall indicate MCI WorldCom’s acceptance of this Agreement. Use of the MCI WorldCom Network constitutes acceptance of these Terms and Conditions.

In the event that the Federal Communications Commission or other lawful authority determines that the company must contribute to support government “Universal Service” programs based upon revenues obtained from the provision of service hereunder, the Company, without any further agreement of Customer, may impose a Charge or charge designed to recover its required contribution, based upon revenues earned under this Agreement.

Customer questions should be directed to Customer’s MCI WorldCom sales representative.

Signature

Customer Authorized Agent	Title	Signature	Date

Customer Information
Company Name Eschelon Telecom, Inc.
Billing Address-Line 1 730 2nd Ave South, Suite 1200		Phone	Fax
Billing Address-Line 2	City Minneapolis	State Minnesota	Zip + 4 55402
T3 Services (1)

Tiered T3 Service (2)			Flexible T3 Service (3)			☐ Shadow T3 (4)			Discounted Equipment (6)
Port (Mbps)	Monthly Fee	Start-Up Charge	Sustained Use (Mbps)	Monthly Fee	Start-Up Charge	Service Type	Monthly Fee	Start-Up Charge	(If applicable, options will be available in an attachment)
☐ 3	***	***	☐ 0-3	***	***	Shadow T3 Service	***	***
☐ 6	***	***	☐ 3.01-6	***	***
☐ 9	***	***	☐ 6.01-7.5	***	***
☐ 12	***	***	☐ 7.51-9	***	***
☐ 15	***	***	☐ 9.01-10.5	***	***	☐ T3 Price Protected (5)
☐ 18	***	***	☐ 10.51-12	***	***		Monthly Fee	Start-up Charge
☐ 21	***	***	☐ 12.01-13.5	***	***
☐ 24	***	***	☐ 13.51-15	***	***	T3 Price Protected	***	***
☐ 27	***	***	☐ 15.01-16.5	***	***
☐ 30	***	***	☐ 16.51-18	***	***
☐ 33	***	***	☐ 18.01-19.5	***	***
☐ 36	***	***	☐ 19.51-21	***	***
☐ 39	***	***	☐ 21.01-45	***	***
☐ 45	***	***

Term and Payment
Term ***	Term Discount (7) ***	Billing Preference ☐ Bill Existing MCI WorldCom Account No, ☐ Bill to a new account number	Account No. of Existing MCI WorldCom Connection:	If P. O required, return it with Agreement. P. O. Number:

Notes

(1)   While Customer can resell Internet connectivity, Customer cannot resell the service in its entirety to another person or entity without the express prior written consent of UUNET. If Customer resells Internet connectivity to end users, Customer is responsible for: (1) providing the first point of contact for end user support inquiries; (ii) providing software fulfillment to end users; (iii) running its own primary and secondary domain name service (“DNS”) for end users; (iv) registering end users’ domain names; (v) using BGP routing to the UUNET Network, if requested by UUNET; (vi) collecting route additions and changes, and providing them to UUNET; and (vii) registering with the appropriate agency all IP addresses provided by UUNET to Customer that are allocated to end users. Prices do not include any telco line charges, equipment costs, or network applications fees. Descriptions of the domain name, mail, news services, and other network applications available in connection with this service, and the pricing and additional terms applicable to these services, are set forth in the Network Applications Fee Schedule available at www.uu.net/terms. MCI WorldCom reserves the right to change the Network Applications Fee schedule from time to time, effective upon posting of the changes to that URL or other notice to Customer. To ensure proper installation, MCI WorldCom will order all telco lines. A *** surcharge applies to Customer-ordered lines. Installation may be scheduled between the hours of 8AM and 7PM ET Monday through Friday (excluding holidays). If Customer requires installation outside of these hours MCI WorldCom will charge an additional *** fee.

(2)   Customer must provide 60 days’ prior written notice to MCI WorldCom before downgrading service to a lower tier.

(3)   With Flexible T3 service, Customer receives full T3 access to MCI WorldCom and can burst to the full 45 Mbps at any time. Monthly billing is based on the level of sustained use during the month, as determined by traffic samples taken every five minutes. The level under which 95% of the samples fall is the sustained use. Customer may move to a lower flexible service level if the sustained use is at or below such flexible service level for at least two consecutive months and Customer thereafter notifies MCI WorldCom in writing of its intent to move to such lower flexible service level.

(4)   Shadow T3 service requires that Customer does not exceed a 500 Kbps sustained use level. Sustained use level is determined by traffic samples taken every five minutes, seven days per week; the sustained use level is that under which 95% of samples fall during the previous month. If the 500 Kbps sustained use level is exceeded during a month, MCI WorldCom automatically will bill Customer at the appropriate standard MCI WorldCom Flexible T3 service Monthly Charge for that use level. Customer will be billed at these rates until (1) sustained use decreases below 500 Kbps, and (2) Customer provides a written request to MCI WorldCom to return to Shadow T3 service. Shadow service is available only to Customers with at least a 1 year Term for Tiered or Flexible T3 service. The Term at the Shadow T3 service will be the same as Customer’s T3 Service Term.

(5)   MCI WorldCom is acting only as a reseller with respect to the hardware and software offered under this Agreement (“Equipment”), which was manufactured by a third party (“Manufacturer”). MCI WorldCom will provide first-level support for Equipment, but will not repair or replace

Schedule 8B

MCI WORLDCOM Communications, Inc.

Equipment. Customer’s use of the Equipment is subject to the terms and conditions of the Manufacturer’s end user agreement. Should Customer purchase Equipment from MCI WorldCom, MCI WorldCom will ship the current MCI WorldCom-tested version of the Equipment to the Customer.

(6)   Minimum one year commitment required. No Term Discounts apply.

(7)   Discount applicable only to Monthly Fee. At the conclusion of the Term Commitment, this Agreement shall continue in effect on a month-to-month basis at MCI WorldCom then-current list price for the service.

General Terms and Conditions

This Service Agreement (“Agreement”) for the services provided hereunder is made by and between Customer (“Customer”) and MCI WORLDCOM Communications, Inc. “MCI WorldCom” as used in this Agreement shall mean MCI WORLDCOM Communications, Inc., UUNET Technologies, Inc. (“UUNET”) and their affiliates.

1.   MCI WorldCom exercises no control over, and accepts no responsibility for, the content or the information passing through UUNET’S host computers, network hubs, and points of presence (the “UUNET Network”). EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7 BELOW, MCI WorldCom (a) MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, FOR THE SERVICES AND EQUIPMENT IT IS PROVIDING and (b) DISCLAIMS ANY WARRANTY OF TITLE, MERCHANTABILITY, NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE. Use of any information obtained via the UUNET Network is at Customer’s own risk. MCI WorldCom specifically denies any responsibility for the accuracy or quality of information obtained through its services. MCI WorldCom shall not be liable for any delay or failure in performance due to Force Majeure, which shall include acts of God; earthquake; labor disputes; changes in law, regulation, or government policy; riots; war; fire; epidemics; acts or omissions of vendors or suppliers; equipment failures; transportation difficulties; or other occurrences that are beyond MCI WorldCom’s reasonable control.

2.   All users of the UUNET Network and the service must comply with the then-current version of the UUNET Acceptable Use Policy (“Policy”), which is part of this Agreement and is available at the following URL www.uu.net/terms. MCI WorldCom reserves the right to amend the Policy from time to time, effective upon either posting of the revised Policy at the URL or providing other notice to Customer. MCI WorldCom reserves the right to suspend the service or terminate this Agreement, effective upon notice, for a violation of the Policy. Customer agrees to indemnify and hold harmless MCI WorldCom from any losses, damages, costs, or expenses resulting from any third-party claim or allegation (“Claim”) arising out at or relating to use of the service, including any Claim that, if true, would constitute a violation of the Policy.

3.   NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES THAT RESULT FROM CUSTOMERS OR CUSTOMER’S USERS’ USE OF THE UUNET NETWORK AND THE SERVICE. INCLUDING, WITHOUT LIMITATION, ANY SUCH DAMAGES FOR LOSS OF DATA RESULTING FROM DELAYS. NON-DELIVERIES, MISDELIVERIES, OR SERVICE INTERRUPTIONS. Notwithstanding anything to the contrary stated in this Agreement, Customer’s sole remedies for any claims relating to this service or the UUNET Network are set forth in Section 7 below.

4.   Networks assigned from a UUNET net-block are non-portable. Network space allocated by UUNET must be returned in the event Customer discontinues service.

5.   Payment is due 30 days after data of invoice. Accounts are in default if payment is not received within 30 days after date of invoice. If payment is returned to MCI WorldCom unpaid Customer is immediately in default and subject to a returned check charge of $25 from MCI WorldCom. Accounts unpaid 60 days after date of invoice may have service interrupted or terminated. Such interruption does not relieve Customer of the obligation to pay the Monthly Charge. Only a written request to terminate Customer’s service relieves Customer of the obligation to pay the Monthly Charge. Accounts in default are subject to an interest charge on the outstanding balance of the lesser of 1.5% per month or the maximum rate permitted by law. Customer agrees to pay MCI WorldCom its reasonable expenses, including attorney and collection-agency Fees, incurred in enforcing its rights under this Agreement. Prices are exclusive of any taxes which may be levied or assessed upon the Equipment or services provided hereunder. Any such taxes shall be paid by Customer. If Customer is exempt from otherwise applicable taxes, Customer must submit its tax identification number and exemption certificate at the same time it submits this Agreement

6.   Billing for MCI WorldCom service will commence when UUNET hub and a functioning telephone circuit are prepared to route IP packets to Customer’s site.  The Startup Charge is invoiced upon acceptance of this Agreement by MCI WorldCom. Charges for Equipment shall be invoiced upon shipment.  Service is invoiced monthly in advance, and may be canceled only by 60 days’ advance written notice. In the event of early cancellation of a Term, Customer will be required to pay 75% of MCI WorldCom’s standard Monthly Charge for earth month remaining in the Term. MCI WorldCom reserves the right to change the rates by notifying Customer 60 days in advance of the effective date.

7.   The Service Level Agreement (“SLA”) for this service, which is made part of this agreement, is set forth at www.wcom.com/sla and applies only to customers agreeing to a Term of at least one year. MCI WorldCom reserves the right to amend the SLA from time to time, effective upon either posting of the revised SLA to this URL or providing other notice to Customer. In the event of any amendment resulting in a material reduction of the SLA’s service levels or credits. Customer terminate this Agreement without penalty by providing MCI WorldCom written notice of termination during the 30 days following notice of such amendment. The SLA sets forth Customer’s sole remedies for any claim relating to this service or the UUNET Network, including any failure to meet any guarantee set forth in the SLA. MCI WorldCom’s records and data shall be the basis for all SLA calculations and determinations. Notwithstanding anything to the contrary, the maximum amount of credit in any calendar month under the SLA shall not exceed the Monthly Fee and/or Startup Charge that, absent the credit, would have been charged for MCI WorldCom service under the Agreement that month (collectively the “MCI WorldCom Fees”), provided that the maximum amount of credit for failure to meet the Availability Guarantee shall not exceed the sum of (a) the MCI World Com Fees plus (b) the telephone company line charge that, absent the credit, would have been charged for said month under this Agreement. For Shadow T3 Service, this SLA is applicable only if Shadow T3 becomes standard T3 service. If Customer receives credits under this Section in three consecutive months, Customer may terminate without penalty by providing thirty (30) days’ written notice of termination to MCI WorldCom during the fourth month and paying MCI WorldCom the list price of any Equipment provided hereunder.

8.   MCI WorldCom subcontractors may perform some or all of MCI WorldCom’s duties and/or obligations hereunder. Neither party may use the other party’s name, trademark, trade names, or other proprietary identifying symbols without the prior written approval of the other party. Neither party may assign or transfer any of its rights or obligations under this Agreement without the prior express, written consent of the other party, provided that either party may assign or transfer this Agreement to any affiliate of such party upon advance written notice to the other party. No failure or delay on the part of either party to exercise any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.

9.   If Customer is reselling services under this Agreement, Customer agrees to sell and bill its own services under Customer’s own name, identity or mark, and Customer further agrees not to reference MCI WorldCom name or marks in any context involving Customer’s furnishing of services to the public. In addition to other applicable remedies, MCI WorldCom shall be entitled to seek injunctive relief with respect to any violation of this Paragraph 9. Any opportunity to cure a breach of this Paragraph shall be subject to MCI WorldCom’s reasonable satisfaction as to the curability of the original injury caused by such breach and the effectiveness of any attempted cure. MCI WorldCom’s right to enforce this Paragraph as a material provision of this Agreement shall not in any manner require a showing of financial, legal or other loss or injury to MCI WorldCom of any kind.

10. Customer understands and accepts that, as part of MCI WorldCom’s normal business policy and practices and its obligations under law, MCI WorldCom will engage in extensive marketing effort in an attempt to sell its services to the public and that such efforts will result in active competition with Customer for the business of users who are Customer’s End Users or prospects, provided MCI WorldCom will not use Confidential Information to actively compete with Customer. Accordingly, Customer further understands and accepts that such competition by MCI WorldCom is in all respects fair and proper and that Customer shall not complain, nor be heard to complain, of business lost to MCI WorldCom. Under no circumstance shall any inference be derived that MCI WorldCom’s entry into this Agreement with Customer means that MCI WorldCom will restrict its efforts to compete against Customer in any way,

11. Customer understands and accepts that no fiduciary relationship arises by virtue of this Agreement and that, accordingly, MCI WorldCom incurs none of the obligations that arise in such relationship as an incident of its fulfilling its obligations under this Agreement. Further, Customer understands and accepts that MCI WorldCom neither insures the profits for Customer nor guarantees the success of Customer’s business as a result of Customer’s receipt of Services under this Agreement.

11. This Agreement supersedes all previous representations, understandings or agreements regarding the subject matter hereof and shall prevail notwithstanding any variance with terms and conditions of any order submitted. Acceptance of this Agreement by MCI WorldCom may be subject, in MCI WorldCom’s absolute discretion, to satisfactory completion of a credit check. Activation of service shall indicate MCI WorldCom’s acceptance of this Agreement. Use of the UUNET Network constitutes acceptance of this Agreement. In the event that the Federal Communications Commission or other lawful authority determines that MCI WorldCom must contribute to support government “Universal Service” programs based upon revenues obtained from the provision of service hereunder, MCI WorldCom, without any further agreement of Customer, may impose a Charge or charge designed to recover its required contribution, based upon revenues earned under this Agreement.

Customer questions should be directed to Customer’s MCI WorldCom sales representative.

Signature

Customer Authorized Agent	Title	Signature	Date

OCDirect INTERNET ACCESS SERVICE AGREEMENT

Customer Information
Company Name Eschelon Telecom, Inc.
Billing Address-Line 1 730 2nd Ave South, Suite 1200		Phone	Fax
Billing Address-Line 2	City Minneapolis	State Minnesota	Zip + 4 55402
OCDirect OC3 Service (1), (2)
OC3 Tiered Service (ATM) (3)	OC3 Flexible Service (4)

Port (Mbps)	Monthly Fee	Start-Up Charge (5)	Port (Mbps)	Monthly Fee		Start-Up Charge (5)
				ATM	POS
☐ 60	***	***	0-45	***	***	***
☐ 70	***	***	45-60	***	***	***
☐ 80	***	***	60-70	***	***	***
☐ 90	***	***	70-80	***	***	***
☐ 100	***	***	80-90	***	***	***
☐ 120	***	***	90-100	***	***	***
☐ 140	***	***	100-155	***	***	***
☐ 155	***	***

Term and Payment
Term (6) ***	Term Discount (7) ***	Billing Preference ☐ Bill Existing MCI WorldCom Account No, ☐ Bill to a new account number	Account No. of Existing MCI WorldCom Connection:	If P. O. required, return it with Agreement. P. O. No.

Notes

(1)   Prices do not include any telco line charges, equipment costs, or network applications fees. Descriptions of the domain name, mail, news services, and other network applications available in connection with this service, and the pricing and additional terms applicable to these services, are set forth in the Network Applications Fee Schedule available at www.uu.net/terms. MCI WorldCom reserves the right to change the Network Applications Fee Schedule from time to time, effective upon posting of the changes to that URL or other notice to Customer.

(2)   While Customer can resell Internet connectivity, Customer cannot resell the service in its entirety to another person or entity without the express prior written consent of MCI WorldCom. If Customer resells Internet connectivity to end users, Customer is responsible for: (i) providing the first point of contact for end user support inquiries; (ii) providing software fulfillment to end users; (iii) running its own primary and secondary domain name service (“DNS”) for end users; (iv) registering end users’ domain names; (v) using BGP routing to the UUNET Network, if requested by MCI WorldCom; (vi) collecting route additions and changes, and providing them to MCI WorldCom; and (vii) registering with the appropriate agency all IP addresses provided by MCI WorldCom to Customer that are allocated to end users.

(3)   Customer must provide 60 days’ prior written notice to MCI WorldCom before downgrading to a lower service tier.

(4)   With OC3 Flexible service, Customer receives full OC3 access to MCI WorldCom and can burst to the full 155 Mbps at any time. Monthly billing is based on the level of sustained use during the month, as determined by traffic samples taken every five minutes. The level under which 95% of the samples fall is the sustained use. Customer may move to a lower flexible service level if the sustained use is at or below such flexible service level for at least two consecutive months and Customer thereafter notifies MCI WorldCom in writing of its intent to move to such lower flexible service level.

(5)   To ensure proper installation, MCI WorldCom will order all telco lines. A *** surcharge applies to Customer-ordered lines. Installation may be scheduled between the hours of 8AM and 7PM ET Monday through Friday (excluding holidays). If Customer requires installation outside of these hours MCI WorldCom will charge an additional *** fee.

(6)   Minimum one-year Term required. In some instances, the telco line provider may impose a minimum term on the telco line that is longer than the Term of this Agreement. If Customer has MCI WorldCom contract for the telco line on behalf of Customer, and Customer discontinues service prior to the fulfillment of the minimum term of the telco line, MCI WorldCom may charge Customer early termination penalties imposed by the telco line provider.

(7)   Discount applicable only to Monthly Fee. At the conclusion of the Term, this Agreement shall continue in effect on a month-to-month basis at MCI WorldCom’s then-current list price for the service.

General Terms and Conditions

This Service Agreement (“Agreement”) for the services provided hereunder is made by and between Customer (“Customer”) and MCI WORLDCOM Communications, Inc. “MCI WorldCom” as used in this Agreement shall mean MCI WORLDCOM Communications, Inc. UUNET Technologies, Inc. (“UUNET”) and their affiliates.

1.          MCI WorldCom exercises no control over, and accepts no responsibility for, the content of the information passing through UUNET’s host computers, network hubs, and points of presence (the “UUNET Network”). EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7 BELOW, MCI WORLDCOM (a) MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, FOR THE SERVICES AND EQUIPMENT IT IS PROVIDING and (b) DISCLAIMS ANY WARRANTY OF TITLE, MERCHANTABILITY,

Schedule 8C

MCI WORLDCOM Communications, Inc.

NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE. Use of any information obtained via the UUNET Network is at Customer’s own risk. MCI WorldCom specifically denies any responsibility for the accuracy or quality of information obtained through its services. MCI WorldCom shall not be liable for any delay or failure in performance due to Force Majeure, which shall include acts of God; earthquake; labor disputes; changes in law, regulation, or government policy; riots; war; fire; epidemics; acts or omissions of vendors or suppliers; equipment failures; transportation difficulties; or other occurrences that are beyond MCI WorldCom’s reasonable control. MCI WorldCom is acting only as a reseller with respect to the hardware and software offered under this Agreement (“Equipment”), which was manufactured by a third party (“Manufacturer”). MCI WorldCom will provide first-level support for Equipment, but will not repair of replace Equipment. Customer’s use of the Equipment is subject to the terms and conditions of the Manufacturer’s end user agreement. Should Customer purchase Equipment from MCI WorldCom, MCI WorldCom will ship the current MCI WorldCom will ship the current MCI WorldCom-tested version of the Equipment to the Customer.

2.          All use of the UUNET Network and the service must comply with the then-current version of the UUNET Acceptable Use Policy (“Policy”), which is part of this Agreement and is available at the following URL: www.uu.net/terms. MCI WorldCom reserves the right to amend the Policy from time to time, effective upon either posting of the revised Policy at the URL or providing other notice to Customer. MCI WorldCom reserves the right to suspend the service or terminate this Agreement, effective upon notice, for a violation of the Policy. Customer agrees to indemnify and hold it harmless MCI WorldCom from any losses, damages, costs, or expenses resulting from any third-party claim or allegation (“Claim”) arising out at or relating to use of the service, including any Claim that, if true, would constitute a violation of the Policy.

3.          NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL. SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES THAT RESULT FROM CUSTOMERS OR CUSTOMER’S USERS’ USE OF THE UUNET NETWORK AND THE SERVICE. INCLUDING, WITHOUT LIMITATION, ANY SUCH DAMAGES FOR LOSS OF DATA RESULTING FROM DELAYS. NON-DELIVERIES, MISDELIVERIES, OR SERVICE INTERRUPTIONS. Notwithstanding anything to the contrary stated in this Agreement, Customer’s sole remedies for any claims relating to this service or the UUNET Network are set forth in Section 7 below.

4.          Networks assigned from a UUNET net-block are non-portable. Network space allocated by UUNET must be returned in the event Customer discontinues service.

5.          Payment is due 30 days after date of invoice. Accounts are in default if payment is not received within 30 days after date of invoice. If payment is returned to UUNET unpaid Customer is immediately in default and subject Customer to a MCI WorldCom returned check charge of $25. Accounts unpaid 60 days after date of invoice may have service interrupted or terminated. Such interruption does not relieve Customer of the obligation to pay the Monthly Fee. Only a written request to terminate Customer’s service relieves Customer of the obligation to pay the Monthly Fee. Accounts in default are subject to an interest charge on the outstanding balance of the lesser of 1.5% per month or the maximum rate permitted by law. Customer agrees to pay MCI WorldCom its reasonable expenses, including attorney and collection-agency Fees, incurred in enforcing its rights under this Agreement. Prices are exclusive of any taxes which may be levied or assessed upon the Equipment or services provided hereunder. Any such taxes shall be paid by Customer. If Customer is exempt from otherwise applicable taxes, Customer must submit its tax identification number and exemption certificate at the same time it submits this Agreement

6.          Billing for MCI WorldCom service will commence when a MCI WorldCom hub and a functioning telephone circuit are prepared to route IP packets to Customer’s site.  The Startup Charge is invoiced upon acceptance of this Agreement by MCI WorldCom. Charges for Equipment shall be invoiced upon shipment.  Service is invoiced monthly in advance, and may be canceled only by 60 days’ advance written notice. In the event of early cancellation of a Term, Customer will be required to pay 75% of MCI WorldCom’s standard Monthly Charge for earth month remaining in the Term. MCI WorldCom reserves the right to change the rates by notifying Customer 60 days in advance

7.          The Service Level Agreement (“SLA”) for this service to set forth at www.wcom.com/sla and applies only to customers agreeing to a Term of at least one year. The SLA is also only applicable to Shadow T1 service if the service becomes Standard T1 service. MCI WorldCom reserves the right to amend the SLA from time to time, effective upon either posting of the revised SLA to this URL or providing other notice to Customer. In the event of any amendment resulting in a material reduction of the SLA’s service levels or credits. Customer terminate this Agreement without penalty by providing MCI WorldCom written notice of termination during the 30 days following notice of such amendment. The SLA sets forth Customer’s sole remedies for any claim relating to this service or the MCI WorldCom Network, including any failure to meet any guarantee set forth in the SLA. MCI WorldCom’s records and data shall be the basis for all SLA calculations and determinations. Notwithstanding anything to the contrary, the maximum amount of credit in any calendar month under the SLA shall not exceed the Monthly Fee and/or Startup Charge that, absent the credit, would have been charged for MCI WorldCom service under the Agreement that month (collectively the “MCI WorldCom Fees”), provided that the maximum amount of credit for failure to meet the Availability Guarantee shall not exceed the sum of (a) the MCI World Com Charges plus (b) the telephone company line charge that, absent the credit, would have been charged for said month.

8.          MCI WorldCom subcontractors may perform some or all of MCI WorldCom’s duties and /or obligations hereunder. Neither party may use the other party’s name, trademark, trade names, or other proprietary identifying symbols without the prior written approval of the other party. Neither party may assign or transfer any of its rights or obligations under this Agreement without the prior express, written consent of the other party, provided that either party may assign or transfer this Agreement to any affiliate of such party upon advance written notice to the other party. No failure or delay on the part of either party to exercise any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.

9.          If Customer is reselling services under this Agreement, Customer agrees to sell and bill its own services under Customer’s own name, identity or mark, and Customer further agrees not to reference MCI WorldCom name or marks in any context involving Customer’s furnishing of services to the public. In addition to other applicable remedies, MCI WorldCom shall be entitled to seek injunctive relief with respect to any violation of this Paragraph 8. Any opportunity to cure a breach of this Paragraph shall be subject to MCI WorldCom’s reasonable satisfaction as to the curability of the original injury caused by such breach and the effectiveness of any attempted cure. MCI

WorldCom’s right to enforce this Paragraph as a material provision of this Agreement shall not in any manner require a showing of financial, legal or other loss or injury to MCI WorldCom of any kind.

10.    Customer understands and accepts that, as part of MCI WorldCom’s normal business policy and practices and its obligations under law, MCI WorldCom will engage in extensive marketing effort in an attempt to sell its services to the public and that such efforts will result in active competition with Customer for the business of users who are Customer’s End Users or prospects, provided MCI WorldCom will not use Confidential Information to actively compete with Customer. Accordingly, Customer further understands and accepts that such competition by MCI WorldCom is in all respects fair and proper and that Customer shall not complain, nor be heard to complain, of business lost to MCI WorldCom. Under no circumstance shall any inference be derived that MCI WorldCom’s entry into this Agreement with Customer means that MCI WorldCom will restrict its efforts to compete against Customer in any way,

11.    Customer understands and accepts that no fiduciary relationship arises by virtue of this Agreement and that, accordingly, MCI WorldCom incurs none of the obligations that arise in such relationship as an incident of its fulfilling its obligations under this Agreement. Further, Customer understands and accepts that MCI WorldCom neither insures the profits for Customer nor guarantees the success of Customers business as a result of Customer’s receipt of Services under this Agreement.

12.    This Agreement supersedes all previous representations, understandings or agreements regarding the subject matter hereof and shall prevail notwithstanding any variance with terms and conditions of any order submitted. Acceptance of this Agreement by MCI WorldCom may be subject, in MCI WorldCom’s absolute discretion, to satisfactory completion of a credit check. Activation of service shall indicate MCI WorldCom’s acceptance of this Agreement. Use of the UUNET’s Network constitutes acceptance of this Agreement. In the event that the Federal Communications Commission or other lawful authority determines that MCI WorldCom must contribute to support government “Universal Service” programs based upon revenues obtained from the provision of service hereunder, the Company, without any further agreement of Customer, may impose a Charge or charge designed to recover its required contribution, based upon revenues earned under this Agreement.

Customer questions should be directed to Customer’s MCI WorldCom sales representative.

Signature

Customer Authorized Agent	Title	Signature	Date